Bay Bancorp, Inc.

Acquisition of

HOPKINS FEDERAL SAVINGS BANK

Forward-Looking Statements Disclaimer

BayBank
The Bank Built By Entrepreneurs, For Entrepreneurs.

Certain statements in this presentation may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "predict," "project," "should," and "will" and similar words and expressions that are not historical in nature are intended to identify such forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, assumptions and uncertainties, including, but not limited to, risks related to the satisfaction of the conditions to closing the merger in the anticipated timeframe or at all, including risks related to the failure to obtain necessary regulatory and Hopkins stockholder approvals and the possibility that the merger does not close, including in circumstances in which Hopkins would be obligated to pay Bay Bancorp, Inc. a termination fee or other expenses and vice versa; risks related to the ability to realize the anticipated benefits of the acquisition, including the possibility that the expected synergies from the proposed merger will not be realized or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; disruption from the transaction making it more difficult to maintain business and operational relationships; negative effects of this announcement or the consummation of the proposed merger on the market price of Bay Bancorp, Inc.'s common stock; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed acquisition; other business effects, including the effects of industry, market, economic, political or regulatory conditions; future interest rates; changes in tax laws, regulations, rates and policies; competitive developments; and other risk factors detailed from time to time in filings made by Bay Bancorp, Inc. with the SEC. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Bay Bancorp, Inc. expressly disclaims any current intention to update publicly any forward-looking statement after the distribution of this presentation, whether as a result of new information, future events, changes in assumptions or otherwise.

Bay Bancorp

This presentation was prepared and is presented solely by Bay Bancorp, Inc.

Bay Bancorp

Transaction Overview

Transaction Rationale

BayBank
The Bank Built By Entrepreneurs, For Entrepreneurs.

Strategic Rationale

- 95-year old bank with deep local roots and strong customer relationships in Pikesville market
- Logical in-market consolidation with opportunities for significant operating efficiencies
- Significantly enhances Bay's market position in Greater Baltimore to top 5 in deposit market share among local banks

Financially Attractive

- Attractive book value multiple on comparative basis and all-cash structure should enable Bay to leverage excess capital and improve ROE
- Combination should enable Bay to achieve 35% earnings accretion with a 2.3-year tangible book value earn back
- Additive to strong core deposit base and reduces pro forma loan-to-deposit ratio

Low Risk Integration

- Bay has leadership teams and disciplined processes for acquisitions (we have completed 3 deals since 2010)
- Hopkins Chairman, Alvin Lapidus, joining Bay as Chairman Emeritus to ensure client and operating continuity
- Bay is experienced with integrating banks where FiServ is the core system provider

Bay/Hopkins Branch Footprint

BayBank
The Bank Built By Entrepreneurs, For Entrepreneurs.

14 Locations Across Baltimore Washington Corridor



Bel Air/Hickory
Cockeysville
Mortgage Division
Lutherville
Perry Hall
Towson East
Overlea
Downtown
Highlandtown
Arbutus
Corporate Office & Columbia Branch
Glen Burnie
BayBank
83
1
95
795
695
40
70
97
295
100

Bay Branch
Hopkins Branch

BayBank
The Bank Built By Entrepreneurs, For Entrepreneurs.

$595 million in deposits in the Baltimore MSA

BALTIMORE-TOWSON MARKET SHARE (Maryland domiciled banks)				
2015 Rank	Institution	# of Branches	2015 Deposit Share $000	%
1	The Columbia Bank	15	871,971	1.29%
2	Sandy Spring Bank	11	717,711	1.06%
3	First Mariner Bank	17	702,930	1.04%
4	Rosedale FS&L	9	610,642	0.90%
(5)*	**Bay Bank, FSB & Hopkins FSB Combined**	**13**	**595,355**	**0.88%**
5	CFG Community Bank	3	555,319	0.82%
6	Severn Savings Bank, FSB	4	551,565	0.82%
7	Howard Bank	10	496,238	0.73%
8	Arundel FSB	7	408,870	0.61%
9	**Bay Bank, FSB**	**11**	**384,487**	**0.57%**
10	The Bank of Glen Burnie	8	347,423	0.51%
18	**Hopkins FSB**	**2**	**210,868**	**0.31%**

As of June 30, 2015; reflects pro forma mergers and branch acquisitions since that date. (Source: FDIC, SNL)
*The combined deposits of Bay Bank, FSB and Hopkins Federal Savings

Pro Forma Loan and Deposit Composition

BayBank
The Bank Built By Entrepreneurs, For Entrepreneurs.

9/30/15 Loan Composition



C&I
8%
Consumer, HELOC & Other
8%
Constr. & Land Dev.
7%
Residential RE
28%
Commercial RE & Multifamily
49%

Total Loans: $449.1 Million(1)

9/30/15 Deposit Composition



Time Deposits <$100,000
17%
Time Deposits ≥$100,000
16%
NIB Demand
17%
Interest Bearing Transaction
9%
MMDA and Savings
41%

Total Deposits: $585.0 Million(1)

Note: BYBK CRE portfolio includes 1-4 family investor real estate
(1) Combined total does not include purchase accounting adjustments

BayBank
The Bank Built By Entrepreneurs, For Entrepreneurs.

Hopkins Federal Savings Bank

Transaction Value (1)	$24.9 million
Consideration per Share	$103.00
Consideration Mix	100% Cash
Price/TBV	105%
Price/LTM EPS	20x
Required Approvals	Regulatory and Hopkins Shareholder Approval
Expected Closing	Q2 2016
Board	Alvin Lapidus to become Chairman Emeritus

(1) After $16.0 million dividend to Hopkins Shareholders

Valuation and Collars

BayBank
The Bank Built By Entrepreneurs, For Entrepreneurs.

Hopkins shareholders will receive approximately $103.00 per share in cash, after $16.0 million pre-merger dividend, subject to variable pricing mechanism at closing and a cap and floor on consideration:

- Valuation Metric: 105% tangible book value at month-end before close after $16.0 million dividend and Hopkins transaction expenses
- Collar on Value: merger consideration cannot exceed $25.7 million or be less than $21.4 million
- A party will be entitled to a $1.0 million termination fee if the Merger Agreement is terminated due to a breach by the other party or upon the occurrence of certain other specified events

BayBank
The Bank Built By Entrepreneurs, For Entrepreneurs.

Hopkins Federal Savings Bank

Cost savings	At least 60% of Hopkins LTM non-interest expense savings realized by FYE 2017
Revenue synergies	None assumed
One-time costs	$1.5 million, pretax
Core deposit intangible	$4.5 million
Fair value marks	$1.9 million gross market on loans and deposits for credit and interest rate

Financial Expectations

Below are approximate per share metrics of the transaction:

	Year 1	Year 2
EPS Accretion per share	$0.18	$0.13
Deal Costs per share	($0.09)	(0.00)
Net EPS Accretion per share	$0.09	$0.13
TBV Dilution per share	($0.25)	n/a
Dilution Earned Back (Yrs)	2.3	n/a

BayBank
The Bank Built By Entrepreneurs, For Entrepreneurs.

Balance Sheet (Pro forma as of 9/30/15)

Bay Bancorp		Bay/Hopkins Combined	
As Reported		Pro Forma	
Tier 1 Common	16.10%	Tier 1 Common	13.34%
Leverage	13.19%	Leverage	9.83%
Loans/Deposits	102.04%	Loans/Deposits	81.34%
Classified Asset Ratio	31.60%	Classified Asset Ratio	38.10%

Bay Bancorp

Hopkins Federal Savings
Additional Information

Hopkins Federal Savings Bank – Historical Overview

BayBank
The Bank Built By Entrepreneurs, For Entrepreneurs.

	2012 Y	2013 Y	2014 Y	09/15 LTM
Balance Sheet Highlights				
Total Assets	319,729	295,721	256,460	239,659
Total Loans & Leases (Incl HFS)	81,967	73,718	68,465	59,594
Total Deposits (Incl Dom & For)	287,750	262,070	221,724	203,442
Loans/ Deposits (%)	28.49	28.13	30.88	29.29
Memo: Full-time Employees	25	27	30	32
Performance Measures				
Net Income	2,290	3,282	1,070	19
ROAA (%)	0.67	1.05	0.40	0.01
ROAE (%)	7.54	10.18	3.23	0.06
Net Interest Margin (%)	2.07	2.14	2.43	2.16
Efficiency Ratio (FTE) (%)	64.05	51.40	68.53	81.57
Capitalization				
Tangible Common Equity	31,477	32,319	33,920	34,367
Tang Common Eqty/ Tang Assts (%)	9.84	10.93	13.23	14.34
Risk Based Capital Ratio (%)	28.54	29.90	35.92	42.84
Leverage Ratio (%)	9.72	10.88	12.57	14.24
Loan Composition (%)				
DOM: Construction & Land Development Loans/ Loans	14.74	10.33	11.62	9.34
DOM: Tot 1-4 Fam Loans/ Loans	53.15	55.25	58.90	54.79
DOM: Multifamily Loans/ Loans	1.22	2.49	2.18	1.90
DOM: Farm Loans/ Loans	0.00	0.00	0.00	0.00
DOM: CommRE(Nfarm/NRes)/ Loans	28.08	28.71	24.64	28.19
Deposit Composition (%)				
Nonint-bear Dep/ Deposits	2.56	5.15	4.88	5.33
Transaction Accounts/ Deposits	5.63	6.55	5.47	6.76
MMDAs+Savings/ Deposits	41.54	46.17	45.92	49.40
Retail Time Dep/ Deposits	47.33	41.82	42.90	38.77
Jumbo Time Deposits/ Deposits	5.50	5.46	5.71	5.07
Cost of Funds	NA	0.88	0.78	0.81
Asset Quality (%)				
NPAs/ Assets	3.01	2.36	3.09	2.26
Loan Loss Reserves/ Gross Loans	1.29	1.33	2.64	2.95
Net Chargeoffs/ Avg Loans	1.14	0.13	(1.17)	(0.08)

Source: SNL Financial, bank-level data